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                                                                 Exhibit 10.20.2

                          AMENDMENT NO. 1 TO AGREEMENT

       THIS AMENDMENT NO. 1 TO AGREEMENT (this "Amendment") is made as of February 4, 2000 by and among Tomar Studios, Inc., a New York corporation having an address at 601 West 26th Street, 13th Floor, New York, New York 10001 ("Tomar"); Screaming Media.com Inc., a Delaware corporation having an address at 601 West 26th Street, 13th Floor, New York, New York 10001 ("Screaming Media"), and Jay Chiat, an individual with a business address c/o Screaming Media.com Inc. 601 West 26th Street, 13th Floor, New York, New York 10001 ("Guarantor").

       WHEREAS, the parties hereto have entered into an Agreement dated January 28, 2000 (the "Agreement"), providing for a Closing at which the parties would exchange consideration and enter into certain documents and agreements; and

       WHEREAS, the parties hereto have agreed to make certain changes to the documents and agreements into which they will enter into at Closing,

       THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements hereinafter set forth, and intending to be legally bound hereby, Tomar, Screaming Media, and Guarantor hereby agree as follows:

       1. The form of Sublease provided for in Exhibit A to the Agreement shall be amended to be the form of the Sublease actually entered into between Tomar and Screaming Media as of the date hereof.

       2. The form of Guaranty provided for in Exhibit B to the Agreement shall be amended to be the form of the Guaranty actually entered into by Guarantor as of the date hereof.

       3. The form of Landlord's Waiver provided for in Exhibit D to the Agreement shall be amended to be the form of the Landlord's Waiver actually entered into among Landlord, Tomar and Screaming Media as of the date hereof.

       4. The form of Tonar Indemnity provided for in Exhibit F to the Agreement shall be amended to be the form of the Tomar Indemnity actually executed by Tomar as of the date hereof.

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       5. The form of Screaming Media Acknowledgment provided for in Exhibit G to the Agreement shall be amended to be the form of the Screaming Media Acknowledgment actually executed by Screaming Media as of the date hereof.

       6. All terms used herein shall have the meaning ascribed to them in the Agreement.

       7. Except as otherwise specified herein, all terms and provisions of the Agreement shall remain unchanged and in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have each executed this Amendment or caused this Amendment to be executed by their duly authorized officers, as appropriate, in each case as of the date first above written.

                              TOMAR STUDIOS, INC.

                              By:     /s/  Tom Marazza
                                 -------------------------------
                              Name:
                              Title:

                              SCREAMING MEDIA.COM INC.

                              By:     /s/ Jay Chiat
                                 -------------------------------
                              Name: Jay Chiat
                              Title: Chairman

                              JAY CHIAT

                                      /s/ Jay Chiat
                              ----------------------------------



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